                                                                    EXHIBIT 99.3

FORM B6
(6/90)


                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


In re: Nutritional Sourcing Corporation
                    Debtor


                                                        Case No. 02-12550 - PJW
                                                        Chapter 11


                                    AMENDED

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached and state the number of pages in each. Report the totals from Schedules A, B, D, E, F, I, and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liabilities.


                                                                                           AMOUNTS SCHEDULED
                                    ATTACHED                                 ----------------------------------------------
NAME OF SCHEDULE                    (YES/NO)          NO. OF SHEETS             ASSETS            LIABILITIES         OTHER
----------------                    --------          -------------          ------------        ------------         -----

A. Real Property                                                             $ 56,329,000

B. Personal Property                                                         $265,536,000

C. Property Claimed
   As Exempt

D. Creditor Holding
   Secured Claims                                                                                $ 36,000,000

E. Creditors Holding
   Unsecured Priority Claims                                                                     $       0.00

F. Creditors Holding Unsecured
   Nonpriority Claims                                                                            $198,000,000

G. Executory Contracts and
   Unexpired Leases

H. Codebtors

I. Current Income of
   Individual Debtor(s)

J. Current Expenditures of
   Individual Debtor(s)

Total Number of sheets
  In ALL Schedules

                                                      Total Assets           $321,865,000

                                                                             Total Liabilities    $234,000,000

FORM B6A
(6/90)


In re Nutritional Sourcing Corporation                    Case No. 02-I2550-PJW
      --------------------------------                            -------------
                                                                    (If known)


                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable, or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," MJ," or "C" in the column labeled "Husband, Wife, Joint or Community." If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If any entity claims to have a lien or hold a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property Claimed as Exempt.


                                                                                     CURRENT MARKET
                                                                                   VALUE OF DEBTOR'S
                                                                                  INTEREST IN PROPERTY
                                                             HUSBAND, WIFE        WITHOUT DEDUCTING ANY
DESCRIPTION AND LOCATION         NATURE OF DEBTOR'S            JOINT OR              SECURED CLAIM                AMOUNT OF
     OF PROPERTY                INTEREST IN PROPERTY           COMMUNITY              OR EXEMPTION              SECURED CLAIM

Property described on
Exhibit A.1                         Mortgagee                                         $56,329,000                $56,329,000


                                                            Total                     $56,329,000

                    (Report also on Summary of Schedules.)

FORM B6A
(6/90)


In re Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
      --------------------------------                            -------------
                                                                    (If known)


                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, place an "X" in the appropriate position in the column labeled "None." If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is married, state whether husband, wife, or both own the property by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community." If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed only in Schedule C - Property Claimed as Exempt.

         Do not list interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."


                                                                     HUSBAND, WIFE,
                                                                        JOINT OR
                               NONE                                    COMMUNITY

                                                                                             CURRENT MARKET VALUE OF DEBTOR'S
                                                                                                   INTEREST IN PROPERTY,
                                            DESCRIPTION AND                                        WITHOUT DEDUCTING ANY
TYPE OF PROPERTY                         LOCATION OF PROPERTY                                   SECURED CLAIM OR EXEMPTION

1.  Cash on hand.                X

2.  Checking, savings                    Bank of America
    or other financial                   Dallas, Texas
    accounts, certificates               Account No. 3750187788
    of deposit, or shares
    in banks, savings and
    loan, thrift, building
    and loan, and homestead
    associations, or credit
    unions, brokerage
    houses, or cooperatives.

3.  Security deposits with       X
    public utilities,
    telephone companies,
    landlords, and others.

4.  Household goods and          X
    furnishings, including
    audio, video, and
    computer equipment.

5.  Books, pictures and          X
    other art objects,
    antiques, stamp, coin,
    record, tape, compact
    disc, and other
    collections or
    collectibles.

6.  Wearing apparel.             X

7.  Furs and jewelry.            X

8.  Firearms and sports,         X
    photographic, and
    other hobby equipment.

9.  Interests in insurance       X
    policies. Name insurance
    company of each policy
    and itemize surrender or
    refund value of each.

10. Annuities. Itemize and       X
    name each issuer.

FORM B6A
(6/90)


In re  Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
       --------------------------------                            -------------
                                                                    (If known)

                                                                     HUSBAND, WIFE,
                                                                        JOINT OR
                               NONE                                    COMMUNITY

                                                                                             CURRENT MARKET VALUE OF DEBTOR'S
                                                                                                   INTEREST IN PROPERTY,
                                            DESCRIPTION AND                                        WITHOUT DEDUCTING ANY
TYPE OF PROPERTY                         LOCATION OF PROPERTY                                   SECURED CLAIM OR EXEMPTION

11. Interests in IRA,            X
    ERISA, Keogh, or
    other pension or
    profit sharing plans.
    Itemize.

12. Stock and interests in               a) 100% of the common
    incorporated and                        stock of Pueblo
    unincorporated businesses.              International LLC
    Itemize.
                                         b) 100% of the common
                                            stock of Pueblo                                      $ 59,900,000 (book value)
                                            Entertainment, Inc.

                                         c) Xtra Merger
                                            Corporation

13. Interests in                 X
    partnerships or
    joint ventures. Itemize.

14. Government and corporate     X
    bonds and other negotiable
    and nonnegotiable
    instruments.

15. Accounts receivable.         X       Related company notes                                   $170,900,000
                                         receivable

16. Alimony, maintenance,        X
    support, and property
    settlements to which
    the debtor is or may
    be entitled. Give
    particulars.

17. Other liquidated debts               Bond issue costs                                        $    400,000
    owing debtor including
    tax refunds. Give
    particulars.

18. Equitable or future          X
    interests, life estates,
    and rights or powers
    exercisable for the
    benefit of the debtor
    other than those listed
    in Schedule of Real
    Property.

19. Contingent and non-          X
    contingent interests in
    estate of a decedent,
    death benefit plan, life
    insurance policy, or
    trust.

20. Other contingent and                 Deferred tax asset -                                    $  1,200,000
    unliquidated claims of               long term
    every nature, including
    tax refunds, counterclaims
    of the debtor and rights to
    setoff claims. Give
    estimated value of each.

21. Patents, copyrights, and     X
    other intellectual
    property. Give particulars.

22. Licenses, franchises, and    X
    other general intangibles.
    Give particulars.

FORM B6A
(6/90)


In re  Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
       --------------------------------                             ------------
                                                                     (If known)


                                                                     HUSBAND, WIFE,
                                                                        JOINT OR
                               NONE                                    COMMUNITY

                                                                                             CURRENT MARKET VALUE OF DEBTOR'S
                                                                                                   INTEREST IN PROPERTY,
                                            DESCRIPTION AND                                        WITHOUT DEDUCTING ANY
TYPE OF PROPERTY                         LOCATION OF PROPERTY                                   SECURED CLAIM OR EXEMPTION

23. Automobiles, trucks,         X
    trailers, and other
    vehicles.

24. Boats, motors, and           X
    accessories.

25. Aircraft and accessories.    X

26. Office equipment,            X
    furnishings, and supplies.

27. Machinery, fixtures,                    Substantially all of subsidiaries'                   $ 31,136,000
    equipment and supplies used             personal property
    in business.

28. Inventory.                   X

29. Animals.                     X

30. Crops - growing or           X
    harvested. Give particulars.

31. Farming equipment and        X
    implements.

32. Farm supplies, chemicals,    X
    and feed.

33. Other personal property                 Prepaid professional fees                           $  2,000,000
    of any kind not already
    listed. Itemize.


                                             0 continuation sheets attached Total               $265,536,000


                                                                                     (Include amounts from
                                                                                     any continuation sheets
                                                                                     attached. Report total
                                                                                     also on Summary of
                                                                                     Schedules.)

FORM B6A
(6/90)

In re  Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
       --------------------------------                             ------------
                                                                     (If known)



                     SCHEDULE C - PROPERTY CLAIMED AS EXEMPT

Debtor elects the exemptions to which debtor is entitled under.


(Check one box)
[ ] 11 U.S.C. ss. 522(b(l)      Exemptions provided in 11 U.S.C. ss. 522(d).
                                Note: These exemptions are available only in certain states.

[ ] 11 U.S.C. ss. 522(b)(2)     Exemptions available under applicable
                                nonbankruptcy federal laws, state, or local law where the debtor's domicile has been located for the 180 days immediately preceding the filing of the petition, or for a longer portion of the 180-day period than in any other place, and the debtor's interest as a tenant by the entirety or joint tenant to the extent the interest is exempt from process under applicable nonbankruptcy law.


                                                             CURRENT MARKET
                            SPECIFY LAW        VALUE OF      VALUE OF PROPERTY
                            PROVIDING EACH     CLAIMED       WITHOUT DEDUCTING
DESCRIPTION OF PROPERTY     EXEMPTION          EXEMPTION     EXEMPTIONS

NONE

FORM B6A
(6/90)

 In re  Nutritional Sourcing Corporation                   Case No. 02-12550-PJW
        --------------------------------                            ------------
                                                                     (If known)


                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

         State the name, mailing address, including zip code, and account number, if any, of all entities holding claims secured by property of the debtor as of the date of filing of the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, and other security interests. List creditors in alphabetical order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent" If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

         Report the total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.



[ ] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

                                                     DATE CLAIM WAS                                        AMOUNT OF
                                                   INCURRED, NATURE OF                                       CLAIM
                                                  LIEN, AND DESCRIPTION                                     WITHOUT
 CREDITOR'S NAME                      HUSBAND,     AND MARKET VALUE OF                                     DEDUCTING       UNSECURED
AND MAILING ADDRESS                 WIFE, JOINT         PROPERTY                                            VALUE OF        PORTION,
INCLUDING ZIP CODE        CODEBTOR  OR COMMUNITY    SUBJECT TO LIEN      CONTINGENT  UNLIQUIDATED DISPUTED COLLATERAL       IF ANY

ACCOUNT NO.

Bank of Nova Scotia         X                     4/27/97 Blanket            X                             $36,000,000     $ 0
Suite 2700                                        Lien Guaranty                                            plus accrued
600 Peachtree Street, NE                          Obligation                                               prepetition
Atlanta, GA  30308                                                                                         interest,
                                                                                                           fees and
                                                                                                           expenses

                                                  -----------------
                                                  Value $36,000,000


ACCOUNT NO.


                                                  -----------------
                                                  Value $


ACCOUNT NO.


                                                  -----------------
                                                  Value $


    Continuation Sheets attached                                                                Subtotal   $36,000,000
---                                                                                  (Total of this page)
                                                                                                   Total   $36,000,000
                                                                                  (Use only on last page)

                                                                                                         (Report total also on
                                                                                                         Summary of Schedules)


FORM B6A
(6/90)

In re  Nutritional Sourcing Corporation                   Case No. 02-12550-PJW
       --------------------------------                            -------------
                                                                    (If known)


            SCHEDULE E - CREDITORS HOLDING UNSECURED PRIORITY CLAIMS

         A complete list of claims entitled to priority, listed separately by type of priority, is to be set forth on the sheets provided. Only holders of unsecured claims entitled to priority should be listed in this schedule. In the boxes provided on the attached sheets, state the name and mailing address, including zip code, and account number, if any, of all entities holding priority claims against the debtor or the property of the debtor, as of the date of the filing of the petition.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed" (You may need to place an "X" in more than one of these three columns.)

         Report total of all claims listed on each sheet in the box labeled "Subtotal" on each sheet. Report the total of all claims listed on this Schedule E in the box labeled "Total" on the last sheet of the completed schedule. Repeat this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding unsecured priority claims to report on this Schedule E.

TYPES OF PRIORITY CLAIMS (CHECK THE APPROPRIATE BOX(ES) BELOW IF CLAIMS IN THAT CATEGORY ARE LISTED ON THE ATTACHED SHEETS)

[ ]      EXTENTIONS OF CREDIT IN AN INVOLUNTARY CASE

         Claims arising in the ordinary course of the debtor's business or financial affairs after the commencement of the case but before the earlier of the appointment of a trustee or the order for relief. 11 U.S.C. ss. 507(a)(2).

[ ]      WAGES, SALARIES, AND COMMISSIONS

         Wages, salaries, and commissions, including vacation, severance and sick leave pay owing to employees and commissions owing to qualifying independent sales representatives up to $4,650* per person earned within 90 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(3).

[ ]      CONTRIBUTIONS TO EMPLOYEE BENEFIT PLANS

         Money owed to employee benefit plans for services rendered within 180 days immediately preceding the filing of the original petition, or the cessation of business, whichever occurred first, to the extent provided in 11 U.S.C. ss. 507(a)(4).

[ ]      CERTAIN FARMERS AND FISHERMAN

         Claims of certain farmers and fishermen, up to a maximum of $4,300* per farmer or fisherman, against the debtor, as provided in 11 U.S.C. ss. 507(a)(5).

[ ]      DEPOSITS BY INDIVIDUALS

         Claims of individuals up to a maximum of $2,100* for deposits for the purchase, lease, or rental of property or services for personal, family, or household use, that were not delivered or provided. 11 U.S.C. ss. 507(a)(6).

[ ]      ALIMONY, MAINTENANCE OR SUPPORT

         Claims of a spouse, former spouse, or child of the debtor for alimony, maintenance, or support, to the extent provided in 11 U.S.C. ss. 507(a)(7).

[ ]      TAXES AND CERTAIN OTHER DEBTS OWED TO GOVERNMENTAL UNITS

         Taxes, customs duties, and penalties owing to federal, state and local governmental units as set forth in 11 U.S.C ss. 507(a)(8).

[ ]      COMMITMENTS TO MAINTAIN THE CAPITAL OF AN INSURED DEPOSITORY
         INSTITUTION

         Claims based on commitments to the FDIC, RTC, Director of the Office of Thrift Supervision, Comptroller of the Currency, or Board of Governors of the Federal Reserve System, or their predecessors or successors, to maintain the capital of an insured depository institution. 11 U.S.C. ss. 507(a)(9).

* Amounts are subject to adjustment on April 1, 2004, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

FORM B6A
(6/90)

In re  Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
       --------------------------------                             ------------
                                                                     (If known)

           SCHEDULE F - CREDITORS HOLDING UNSECURED NONPRIORITY CLAIMS

         State the name, mailing address, including zip code, and account number, if any, of all entities holding unsecured claims without priority against the debtor or the property of the debtor, as of the date of filing of the petition. Do not include claims listed in Schedules D and E. If all creditors will not fit on this page, use the continuation sheet provided.

         If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor," include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors. If a joint petition is filed, state whether husband, wife, both of them, or the marital community may be liable on each claim by placing an "H," "W," "J," or "C" in the column labeled "Husband, Wife, Joint, or Community."

         If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

         Report total of all claims listed on this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[ ] Check this box if debtor has no creditors holding unsecured nonpriority claims to report on this Schedule F.



                                                     DATE CLAIM WAS                                        AMOUNT OF
                                                   INCURRED, NATURE OF                                       CLAIM
                                                  LIEN, AND DESCRIPTION                                     WITHOUT
 CREDITOR'S NAME                      HUSBAND,     AND MARKET VALUE OF                                     DEDUCTING
AND MAILING ADDRESS                 WIFE, JOINT         PROPERTY                                            VALUE OF
INCLUDING ZIP CODE        CODEBTOR  OR COMMUNITY    SUBJECT TO LIEN      CONTINGENT  UNLIQUIDATED DISPUTED COLLATERAL

ACCOUNT NO.

The Bank of New York                                                                                       $186,500,000
as Indenture Trustee                                                                                       principal
101 Barclay Street,                                                                                        amount plus
 8th Floor                                                                                                 accrued fees,
New York, NY 10286                                                                                         net of discount



ACCOUNT NO.

Intercompany Payable                                                                                       $11,500,000


ACCOUNT NO.


ACCOUNT NO.


ACCOUNT NO.


    Continuation Sheets attached                                                                Subtotal   $
                                                                                                TOTAL      $198,000,000
---

FORM B6A
(6/90)

In re Nutritional Sourcing Corporation                     Case No. 02-12550-PJW
      --------------------------------                              ------------
                                                                     (If known)


              SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         Describe all executory contracts of any nature and all unexpired leases of real or personal property. Include any timeshare interests. State nature of debtor's interest in contract, i.e., "Purchaser," "Agent," etc. State whether debtor is the lessor or lessee of a lease. Provide the names and complete mailing addresses of all other parties to each lease or contract described.

         NOTE: A party listed on this schedule will not receive notice of the filing of this case unless the party is also scheduled in the appropriate schedule of creditors.

[X] Check this box if debtor has no executory contracts or unexpired leases.



                                                      DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF
                                                      DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR
NAME AND MAILING ADDRESS, INCLUDING ZIP CODE,          NONRESIDENTIAL REAL PROPERTY, STATE CONTRACT
   OF OTHER PARTIES TO LEASE OR CONTRACT.                   NUMBER OF ANY GOVERNMENT CONTRACT.



FORM B6A
(6/90)

In re  Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
       --------------------------------                             ------------
                                                                     (If known)


                             SCHEDULE H - CODEBTORS

         Provide the information requested concerning any person or entity, other than a spouse in a joint case, that is also liable on any debts listed by debtor in the schedules of creditors. Include all guarantors and co-signers. In community property states, a married debtor not filing a joint case should report the name and address of the nondebtor spouse on this schedule. Include all names used by the nondebtor spouse during the six years immediately preceding the commencement of this case.

[ ]      Check this box if debtor has no codebtors.



      NAME AND ADDRESS OF CODEBTOR                   NAME AND ADDRESS OF CREDITOR
Borrower under Prepetition Credit Agreement

Pueblo International LLC                              1300 NW 22nd Street
                                                      Pompano Beach, FL  33069

Guarantors under Prepetition Credit Agreement

Xtra Super Foods Center Inc.                          Same address as Borrower
Xtra Merger Corporation
Pueblo Entertainment, Inc.
Pueblo Markets, Inc.
Pueblo Super Videos, Inc.
All Truck, Inc.
Xtra Drugstore, Inc.
Pueblo Caribbean Videos, Inc.

In re  Nutritional Sourcing Corporation                    Case No. 02-12550-PJW
       --------------------------------                             ------------
                                                                      (If Known)

                   DECLARATION CONCERNING DEBTOR'S SCHEDULES

            DECLARATION UNDER PENALTY OF PERJURY BY INDIVIDUAL DEBTOR


           [If completed by an individual or individual and spouse]

         I declare under penalty of perjury that I have read the foregoing summary and schedules and that they are true and correct to the best of my knowledge, information and belief.

Date                               Signature
    ----------------               of Debtor
                                            ------------------------------------


Date                               Signature
    ----------------               of Joint Debtor
                                   (if any)
                                           -------------------------------------


           [If completed on behalf of a partnership or corporation]

         I declare under penalty of perjury that I have read the foregoing summary and schedules and that they are true and correct to the best of my knowledge, information and belief


Date 1/17/03                    Signature  /s/ Daniel J. O'Leary
                                         ---------------------------------------
                                         Daniel J. O'Leary
                                         Executive Vice President &
                                         Chief Financial Officer
                                         Print Name and Title



[An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.]

Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years or both, 18 U.S.C. s.s. 152 and 3571

                             LIST OF MORTGAGE NOTES

1. Demand Bearer Mortgage Note in the principal amount of $1,000.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #55 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #21 executed on the same date before said Notary.

2. Demand Bearer Mortgage Note in the principal amount of $2,800,000.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #56 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #22 executed on the same date before said Notary.

3. Demand Bearer Mortgage Note in the principal amount of $593,120.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #57 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #23 executed on the same date before said Notary.

4. Demand Bearer Mortgage Note in the principal amount of $1,300,468.00, plus interest at 10% per annum, issued by Pueblo International, Inc.
         on July 28, 1993 as per affidavit #58 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #24 executed on the same date before said Notary.

5. Demand Bearer Mortgage Note in the principal amount of $1,212,300.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #59 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #25 executed on the same date before said Notary.

6. Demand Bearer Mortgage Note in the principal amount of $378,000.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #60 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #26 executed on the same date before said Notary.

7. Demand Bearer Mortgage Note in the principal amount of $108,000.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #61 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #27 executed on the same date before said Notary.

8. Demand Bearer Mortgage Note in the principal amount of $747,633.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #62 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #28 executed on the same date before said Notary.

9. Demand Bearer Mortgage Note in the principal amount of $528,227.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #63 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #29 executed on the same date before said Notary.







                                  Exhibit A.1

10. Demand Bearer Mortgage Note in the principal amount of $361,067.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #64 of Notary Douglas Sanchez Cortes, secured by First Leasehold Mortgage constituted by Deed #30 executed on the same date before said Notary.

11. Demand Bearer Mortgage Note in the principal amount of $3,520,000.00, expanded to $8,800,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1716 of Notary Juan Agustin Rivero, secured by Deed #26 executed on the same date before the same notary.

12. Demand Bearer Mortgage Note in the principal amount of $3,817,000.00, expanded to $7,200,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1711 of Notary Juan Agustin Rivero, secured by Deed #21 executed on the same date before the same notary.

13. Demand Bearer Mortgage Note in the principal amount of $4,312,000.00, expanded to $6,300,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1712 of Notary Juan Agustin Rivero, secured by Deed #22 executed on the same date before the same notary.

14. Demand Bearer Mortgage Note in the principal amount of $880,000.00 expanded to $1,500,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1715 of Notary Juan Agustin Rivero, secured by Deed #25 executed on the same date before the same notary.

15. Demand Bearer Mortgage Note in the principal amount of $240,000.00, at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #4561 of Notary Pedro Morell Losada, secured by Deed #151 executed on the same date before the same notary.

16. Demand Bearer Mortgage Note in the principal amount of $423,000.00, plus interest at 10% per annum, issued by Pueblo International, Inc. on July 28, 1993 as per affidavit #4562 of Notary Pedro Morell Losada, secured by Deed #152 executed on the same date before the same notary.

17. Demand Bearer Mortgage Note in the principal amount of $412,500.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on September 6, 1990 as per affidavit #1929 of Notary Juan Agustin Rivero, secured by Deed #12 executed on the same date before the same notary.

18. Demand Bearer Mortgage Note in the principal amount of $380,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on July 29, 1989 as per affidavit #1832 of Notary Juan Agustin Rivero, secured by Deed #28 executed on the same date before the Pedro Morell Deed.

19. Demand Bearer Mortgage Note in the principal amount of $2,750,000.00, expanded to $4,630,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1714 of Notary Juan Agustin Rivero, secured by Deed #24 executed on the same date before the same notary.

20. Demand Bearer Mortgage Note in the principal amount of $13,134,000.00, expanded to $17,000,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1713 of Notary Juan Agustin Rivero, secured by Deed #23 executed on the same date before the same notary.

21. Demand Bearer Mortgage Note in the principal amount of $7,260,000.00 expanded to $8,500,000.00, plus interest at 15% per annum, issued by Pueblo International, Inc. on June 2, 1988 as per affidavit #1717 of Notary Juan Agustin Rivero, secured by Deed #27 executed on the same date before the same notary.

22. Promissory Note in the principal amount of $1,000,000.00, plus interest at 10% per annum, issued by Pueblo International, Inc. to the order of Scotiabank of Puerto Rico on July 28, 1993 as per affidavit #249 of Notary Hilda I. Rodriguez, secured by Personal Property Mortgage constituted by affidavit #248 executed on the same date before said Notary.

23. Promissory Note in the principal amount of $63,620,085.00, plus interest at 10% per annum, issued by Pueblo International, Inc. to the order of Pueblo Xtra International, Inc. and Scotiabank of Puerto Rico on July 28, 1993 as per affidavit #246 of Notary Hilda I. Rodriguez, secured by Personal Property Mortgage constituted by affidavit #245 executed on the same date before said Notary.

24. Demand Bearer Note in the principal amount of $3,500,000, plus interest at 10% per annum, issued by Pueblo International, Inc. on June 24, 1994 as per affidavit #671 before Notary Mercedes M. Barreras Soler, secured by First Leasehold Mortgage constituted by Deed #90 on the same date before said Notary.

25. Demand Bearer Note in the principal amount of $3,390,300, plus interest at 10% per annum, issued by Pueblo International, Inc. on June 24, 1994 as per affidavit #672 before Notary Mercedes M. Barreras Soler, secured by First Leasehold Mortgage constituted by Deed #91 on the same date before said Notary.

26. Demand Bearer Note in the principal amount of $3,500,000, plus interest at 10% per annum, issued by Pueblo International, Inc. on June 24, 1994 as per affidavit #673 before Notary Mercedes M. Barreras Soler, secured by First Leasehold Mortgage constituted by Deed #92 on the same date before said Notary.

27. Demand bearer note in the principal amount of $4,000,000, plus interest at 10% per annum, issued by Pueblo International, Inc. On December 28, 1994 as per affidavit #830 before notary Mercedes M. Barreras Soler, secured by First Mortgage constituted by deed #138 on the same date before said notary.

28. Demand Bearer Note in the principal amount of $800,000, plus interest at 10% per annum, issued by Pueblo International, Inc. on April 29, 1997 as per affidavit #2373 before Notary Mercedes M. Barreras Soler, secured by First Leasehold Mortgage constituted by Deed #35 on the same date before said Notary.